Lord Abbett
Affiliated Fund

1999 ANNUAL REPORT

[GRAPHIC OMITTED]

Helping you prepare
for tomorrow, today

[LOGO]


Visit our Web Site and get:
up to date statistics and other useful information at www.lordabbett.com

       Lord Abbett Affiliated Fund Building Investor Confidence Since 1934
                         A Tradition of Value Investing

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Affiliated's  history highlights the concept of value investing:  buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns competitive to the S&P 500 Index, with relatively moderate fluctuations in price.(1)

--------------------------------------------------------------------------------
Competitive Total            Average Annual Rates of Total Return as of 10/31/99
Returns, Consistently

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Consistency                             The Fund has  increased  in value 33 out
                                        of the last 40 fiscal years.
--------------------------------------------------------------------------------
Large and Growing                       Shareholders  taking  dividends  in cash
Dividends                               saw an increase in their dividend checks
                                        33 out of the last 40  fiscal  years.(2)
--------------------------------------------------------------------------------
Shareholder Satisfaction                Lord Abbett  Affiliated  Fund's  history
                                        demonstrates   its   ability   to   help
                                        shareholders   realize  their  financial
                                        objectives.   That's  probably  why,  on
                                        average,  Affiliated  Fund  shareholders
                                        have   owned   the   Fund  for  over  15
                                        years.(3)
--------------------------------------------------------------------------------
The Fund: Something                     "Lord Abbett  Affiliated  Fund isn't the
to Talk About                           life  of  the  party,  but it has a good
                                        time anyway ... Hudson's ability to pick up stocks on the cheap and hold on to them has been the key to the Fund's success."

                                Source: Morningstar Mutual Funds, September 1999
--------------------------------------------------------------------------------
SEC Average Annual                      SEC average  annual rates of total Total
                                        Returns return, at the Class A share maximum sales charge of 5.75%, for the periods ended 9/30/99 were:

[GRAPHIC OMITTED]

                                        The Fund's SEC yield for the 30 days ended 10/31/99 for Class A shares was 0.94%.

                                        Past  performance  is no  indication  of
                                        future  results.  The investment  return
                                        and principal  value of an investment in
                                        the Fund will  fluctuate so that shares,
                                        on any given day or when  redeemed,  may
                                        be  worth   more  or  less  than   their
                                        original cost.

                                        The  Fund's  fiscal  year-end  is 10/31.
                                        Results   quoted  above  (unless  stated
                                        otherwise)   are  for   periods   ending
                                        10/31/99  and  reflect   Class  A  share
                                        performance at net asset value with all distributions reinvested.

                              (1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is widely regarded as the standard for measuring U.S. stock market performance. Indices are unmanaged and not available for direct investment.

                              (2) Capital gains were reinvested. Period ends 10/31/99.

                              (3) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1998. See Important Information on page 7.

Report to Shareholders
For the Period Ended October 31, 1999

[PHOTO]

Robert S. Dow
Chairman

November 10, 1999

"As we look forward, we anticipate the global economy will continue to grow."

Lord Abbett  Affiliated Fund completed its fiscal year on October
31, 1999. Below is an overview of some class-specific financial information for the close of the period.

                                   Twelve Months Ended October 31, 1999
--------------------------------------------------------------------------------

                     Class A      Class B     Class C      Class P     Class Y
--------------------------------------------------------------------------------
Net asset value      $ 16.22      $16.23      $ 16.23      $16.19      $16.25
Dividends            $  0.24      $ 0.13      $  0.13      $ 0.21      $ 0.28
Capital gains        $  0.95      $ 0.95      $  0.95      $ 0.95      $ 0.95
Total return*          20.69%      19.87%       19.80%      20.51%      21.15%

The year under review was characterized by continued overall strength in both the broad equity market and the U.S. economy. Low interest rates and a deceleration in earnings have driven the U.S. equity market for the last two and one-half years. This environment favored a very select group of large stocks that have had stable earnings growth. Rather than venturing into "unknown" waters, investors stayed the course and continued to purchase names familiar to them, remaining with companies that exhibited strong earnings stories. The result, however, is that many of the larger, more well-known growth names have become, in our opinion, quite expensive.

In anticipation of an improvement in the global economy, we made an early entry into the energy sector, a strategy that paid off well for the Fund. In our view, the rise in oil prices initiated by OPEC, coupled with solid fundamentals for many energy companies, helped to boost this sector. In addition, the technology sector continued to outperform the general market. However, despite strong performance by a number of holdings in this sector, we recently began to reduce our exposure to technology, as prices began to reach the upper end of our valuation discipline. We reinvested a good portion of the proceeds from those sales into more traditional cyclical sectors such as paper, chemicals and aluminum, and anticipate these areas will benefit from a rise in commodity prices as the global economy strengthens.

In addition, we have started to focus some attention toward the property and casualty insurance sector during this period, and will continue to seek out companies in this market segment that display improving fundamentals. At the same time, we are generally underweighted in financial companies, which has worked to our advantage since many of these stocks continued to struggle during this period as interest rates increased. We believe there is only a small chance that U.S. interest rates will continue to climb. This view, coupled with the fact that many financial service companies have solid fundamentals, will likely result in an increase in our exposure to the financial services area.

As we look forward, we anticipate the global economy will continue to grow. However, there are some signs that the robust U.S. economy may be moderating. A slowdown in consumer spending is possible due to high consumer debt levels and a decrease in mortgage refinancings (which reduce consumers' monthly mortgage payments). In addition, the recent volatility in the equity markets may serve to curtail spending previously attributable to the "wealth effect" from appreciated portfolios. Consequently, we are moderately underweighted in consumer stocks, especially those that are highly sensitive to changes in economic activity.

A final note: we are proud to announce that on January 17, 2000, we are relocating our headquarters to the Colgate Center, at 90 Hudson Street, in Jersey City, New Jersey. Lord Abbett has experienced strong growth during the 90s. We have more than doubled our assets under management in the last five years to nearly $33 billion. We are very excited about the move and strongly believe it to be in the best interest of our shareholders.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

The Income Perspective

Income Generated from $100,000 Investments: 10/31/74-10/31/99


By reinvesting capital gains, long-term Affiliated shareholders received a higher level of income from dividends than the income produced for investors in short-term guaranteed CDs.

Year
Ended                       Six-Month CD  Affiliated Fund
Oct. 31                      Interest(1)     Dividends(2)
----------------------------------------------------------
1975                           7,480           4,595
1976                           6,060           5,911
1977                           5,750           6,612
1978                           8,180           7,320
1979                          11,570           8,391
1980                          13,280          10,082
1981                          17,570          12,369
1982                          14,020          13,209
1983                           9,520          13,067
1984                          11,270          13,793
1985                           8,770          15,780
1986                           7,040          17,020
1987                           6,920          17,404
1988                           7,910          18,695
1989                           9,610          19,545
1990                           8,560          18,571
1991                           6,610          18,243
1992                           4,000          18,555
1993                           3,380          17,203
1994                           4,520          16,677
1995                           6,310          16,788         If capital
1996                           5,630          18,462         gains and
1997                           5,820          20,052         dividends
1998                           5,710          19,388         had been
1999                           5,420          18,943         reinvested,
                                                             the Fund's
Interest/Dividend Total     $200,910      $  366,675         total value
----------------------------=======       ==========         would have been
Over 25 Years Later                               ---------  $3,880,680
Initial $100,000
Investment plus Growth      $100,000      $1,300,604
----------------------------=======       ==========
Total Value                 $300,910      $1,667,279
----------------------------=======       ==========
The Real Cost of the
CD Guarantee                             $1,366,369
====================================================


Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1)  Average of six-month CD rates available each period. Source: Lipper, Inc.

(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested. See Important Information on page 7.

Affiliated's Growth Record

Results Based on Fiscal Year-End October 31(1)

        Growth of Capital(2)     Dividend Return(3)   Total Return(4)


1989         + 12.8%                 + 5.2%            + 18.0
1990         - 12.0%                 + 4.4%            -  7.6
1991         + 23.1%                 + 4.9%            + 28.0
1992         +  6.3%                 + 4.1%            + 10.4
1993         + 14.3%                 + 3.5%            + 17.8
1994         +  3.7%                 + 3.0%            +  6.7
1995         + 17.6%                 + 2.9%            + 20.5
1996         + 20.5%                 + 2.7%            + 23.2
1997         + 23.3%                 + 2.5%            + 25.8
1998         +  8.4%                 + 1.9%            + 10.3
1999         + 18.9%                 + 1.7%            + 20.7%

(1)  Class A share performance.


(2)  Growth of capital reflects the reinvestment of capital gains distributions.


(3)  Dividend return reflects the reinvestment of dividends.


(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 7.


Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for April 1989 and 1998 are actual costs--then and now. "Affiliated 1999" is what the 1989 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 307.56%) surpassed increases in the cost of living, which was up 33.92% in these 10 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.

[GRAPHICS OMMITED]

                   One-Year Private     One-Family House(6)   First-Class Stamp   Income per Capita(7)
                  College Tuition(5)
1989                   $11,189              $89,500                 $.25              $18,175
1999                   $14,508              $128,700                $.33              $26,365
Affiliated 1999        $45,601              $364,768                $.76$             $74,074


Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 10/31/99.

See Important Information on page 7.


(5)  National average.

(6)  Based on National Average. Metropolitan Area Median home prices.

(7)  National average. 1999 figure is based on January-March  figures.  Sources:
     U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The chart below illustrates the growth of a $10,000 investment made in Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn long-term investors in Affiliated Fund did well. (Please see the chart on page 5.) The Fund's average shareholder ownership of over 15 years reflects the satisfaction of long-term Affiliated Shareholders.

A History of Consistent Performance

Past performance is no indication of future results.

Growth of a $10,000 Fund Investment: 10/31/72-10/31/99(1)


               Value of     Cumulative Value   Cumulative           How
Year             Shares     of Capital Gains    Value of        $10,000
Ended         Initially      Distributions     Reinvested         Grew
Oct. 31        Acquired     Taken in Shares     Dividends    Total Value
--------------------------------------------------------------------------------
1973              9,560            267            433          10,260
1974              7,258            394            762           8,414
1975              8,995            545          1,394          10,934
1976            10,746             887          2,250          13,883
1977             9,706           1,150          2,627          13,483
1978             9,434           1,382          3,263          14,079
1979            10,570           2,257          4,606          17,433
1980            12,066           3,732          6,519          22,317
1981            10,742           4,887          7,186          22,815
1982            11,364           6,730          9,571          27,665
1983            13,325           9,187         13,197          35,709
1984            12,212          11,251         14,173          37,636
1985            12,993          14,172         17,623          44,788
1986            15,510          21,514         24,060          61,084
1987            13,828          24,951         24,040          62,819
1988            12,768          31,932         25,778          70,478
1989            13,815          37,558         31,817          83,190
1990            11,801          34,617         30,474          76,892
1991            13,629          45,458         39,336          98,423
1992            13,974          50,142         44,501         108,617
1993            14,914          61,407         51,590         127,911
1994            14,609          67,326         54,497         136,432
1995            15,868          84,828         63,654         164,350
1996            17,245         111,153         74,118         202,516
1997            19,656         145,178         89,919         254,753
1998            19,285         168,327         93,307         280,919
1999           $21,483        $208,455       $109,112        $339,050

The dollar amounts of dividends and capital gains distributions reinvested in shares were $69,848 and $140,769, respectively. The initial investment plus all distributions reinvested amounted to $220,617. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $14,552 and $21,114, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

See Important Information on page 7.

The Total Return Perspective

We've lived through several periods of economic, political and stock market turmoil since 1972. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), while outpacing guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains



Average Annual Total Returns
Over 27 Years(1)

Affiliated:  13.9%
S&P 500:     13.8%
CDs:          8.1%
Inflation:    5.3%

[GRAPHIC OMITTED]

An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum 5.75% offering price from 10/31/72 through 10/31/99.

(2) Average of six-month CD rates available each period. Source: Lipper, Inc. See Important Information on page 7.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

----------------------------------------------------------------------------------------------
Fiduciaries                    Custodians for Minors                                  18,983
                               Pension, Pro1/2t-Sharing and 401(k) Retirement Plans   21,324
                               Trusts                                                 10,336
                               457 Retirement and 403(b) Plans                         5,379
                               Estates                                                   269
----------------------------------------------------------------------------------------------
Institutions                   Broker-held Accounts                                   59,426
                               Banks, Credit Unions and Other Financial Institutions     376
                               Corporations                                              491
                               Religious, Charitable and welfare organizations           399
                               Clubs and Fraternal Organizations                          98
                               Cemeteries                                                 64
                               Nursing homes and hospitals                                31
                               Colleges and universities                                  38
                               Government Agencies                                        26
----------------------------------------------------------------------------------------------
Individuals                    Single and Joint accounts                              87,899
                               IRAs                                                   59,714
Total Accounts in Affiliated on 11/30/99                                             264,853
==============================================================================================


A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking companies' Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current prospectus. If used as sales material after 12/31/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.



                   Statement of Net Assets
                   October 31, 1999

                                                      Shares or
                                                      Principal
                      Investments                     Amount            Value
--------------------------------------------------------------------------------


Common Stocks and Convertible Securities 97.18%
--------------------------------------------------------------------------------
Aerospace/Defense
 .29%                Raytheon Co. Class B               1,000,000   $  29,250,000
------------------------------------------------------------------==============
Aluminum 1.81%      Alcoa Inc.+                        3,000,000     182,250,000
------------------------------------------------------------------==============
Automotive 1.69%    Ford Motor Co.                     1,500,000      82,312,500
                    General Motors Corp.               1,250,000      87,812,500
                    Total                                            170,125,000
------------------------------------------------------------------==============
Banks: Money        Bank of America Corp.              1,400,000      90,125,000
Center 2.89%        Chase Manhattan Corp.              2,300,000     200,962,500
                    Total                                            291,087,500
------------------------------------------------------------------==============
Banks: Regional     Bank One Corp.+                    2,000,000      75,125,000
4.16%               Fleet Boston Corp.                 3,500,000     152,687,500
                    Wells Fargo Co.+                   4,000,000     191,500,000
                    Total                                            419,312,500
------------------------------------------------------------------==============
Broadcasting 1.70%  Houston Inds Inc.
                    $3.22 Conv. Pfd. into
                    Time Warner, Inc.                  1,000,000     114,750,000
                    MediaOne Group Inc.*                 800,000      56,850,000
                    Total                                            171,600,000
------------------------------------------------------------------==============
Chemicals 2.45%     Dow Chemical Co.+                  1,200,000     141,900,000
                    Rohm & Haas Co.                    2,750,000     105,187,500
                    Total                                            247,087,500
------------------------------------------------------------------==============
Communications
Technology 1.99%    QUALCOMM Inc.+*                      900,000     200,475,000
------------------------------------------------------------------==============
Computer Services
 .96%                Unisys Corp.*                      4,000,000      97,000,000
------------------------------------------------------------------==============
Computer Technology Apple Computer Inc.+*                750,000      60,093,750
5.79%               International Business
                    Machines Corp.+                    2,100,000     206,587,500
                    Sun Microsystems Inc.*             3,000,000     317,437,500
                    Total                                            584,118,750
------------------------------------------------------------------==============
Computer: Hardware  EMC Corp.
 .89%                Conv. 31/4% due
                    3/15/2002**                       $14,000,000     90,168,750
------------------------------------------------------------------==============
Computer: Software
1.06%               Oracle Corp.*                      2,250,000     107,015,625
------------------------------------------------------------------==============
Conglomerates       Minnesota Mining &
1.04%               Manufacturing Co.+                 1,100,000  $  104,568,750
------------------------------------------------------------------==============
Containers .66%     Owens Illinois Inc.
4.750%              Conv. Pfd.                         2,000,000      66,000,000
------------------------------------------------------------------==============
Copper 1.12%        Phelps Dodge Corp.                 2,000,000     112,750,000
Data Processing
Equipment &
Components 1.13%    First Data Corp.+                  2,500,000     114,218,750
------------------------------------------------------------------==============
Diversified .61%    Textron, Inc.+                       800,000      61,750,000
------------------------------------------------------------------==============
Drugs 4.41%         American Home
                    Products Corp.                     5,000,000     261,250,000
                    Pharmacia & Upjohn Inc.            3,400,000     183,387,500
                    Total                                            444,637,500
------------------------------------------------------------------==============
Electric Power      Allegheny Energy Inc.+             3,000,000      95,437,500
6.45%               Carolina Power
                    & Light Co.+                       3,500,000     120,750,000
                    Duke Energy Corp.                  3,500,000     197,750,000
                    Florida Progress Corp.             3,500,000     160,343,750
                    Texas Utilities
9.25%               Conv. Pfd.+                        1,500,000      76,218,750
                    Total                                            650,500,000
------------------------------------------------------------------==============
Electrical          AlliedSignal Inc.+                 1,600,000      91,100,000
Equipment           Emerson Electric Co.               2,500,000     150,156,250
4.16%               Honeywell Inc.                     1,000,000     105,437,500
                    Rockwell International
                    Corp.                              1,500,000      72,656,250
                    Total                                            419,350,000
------------------------------------------------------------------==============
Electronics:
Semiconductor 2.94% Texas Instruments Inc.             3,300,000     296,175,000
------------------------------------------------------------------==============
Energy Equipment &
Services 1.35%      Schlumberger Ltd.+                 2,250,000     136,265,625
------------------------------------------------------------------==============
Entertainment .49%  Seagram Co. Ltd.
                    7.50% Conv. Pfd.                   1,000,000      49,437,500
------------------------------------------------------------------==============
Financial Services  Marsh McLennan
2.60%               Cos. Inc.+                         1,500,000     118,593,750
                    Morgan Stanley
                    Dean Witter & Co.+                 1,300,000     143,406,250
                    Total                                            262,000,000
------------------------------------------------------------------==============

                   Statement of Net Assets
                   October 31, 1999

                                                      Shares or
                                                      Principal
                      Investments                     Amount            Value
--------------------------------------------------------------------------------
Food 1.42%          Heinz H.J. Co.                     3,000,000  $  143,250,000
------------------------------------------------------------------==============
Health Care
Management
Services 1.11%      CIGNA Corp.                        1,500,000     112,125,000
------------------------------------------------------------------==============
Health Care
 Services           Columbia/HCA
 .84%                Healthcare Corp.                   3,500,000      84,437,500
------------------------------------------------------------------==============
Hospital Supplies   Baxter
 .90%                International Inc.                 1,400,000      90,825,000
------------------------------------------------------------------==============
Insurance 6.53%     Ace Ltd.                           3,500,000      68,031,250
                    Aegon NV ADR                       1,500,000     137,906,250
                    American General Corp.             3,200,000     237,400,000
                    Chubb Corp.                        2,000,000     109,750,000
                    St. Paul Companies Inc.            3,300,000     105,600,000
                    Total                                            658,687,500
------------------------------------------------------------------==============
Machinery:
Agriculture 1.44%   Deere & Co.+                       4,000,000     145,000,000
------------------------------------------------------------------==============
Natural Gas 2.31%   Consolidated Natural
                    Gas Co.                            1,500,000      96,000,000
                    The Coastal Corp.+                 2,000,000      84,250,000
                    The Coastal Corp.
6.625%              Conv. Pfd.                         2,000,000      53,000,000
                    Total                                            233,250,000
------------------------------------------------------------------==============
Oil: Integrated
Domestic 1.16%      Atlantic Richfield Co.             1,250,000     116,484,375
------------------------------------------------------------------==============
Oil: Integrated     BP Amoco plc ADR+                  2,800,000     161,700,000
International 9.13% Chevron Corp.                      1,000,000      91,312,500
                    Exxon Corp.                        1,000,000      74,062,500
                    Mobil Corp.                        3,000,000     289,500,000
                    Texaco Inc.+                       2,500,000     153,437,500
                    Total Fina S.A. ADR+               2,250,000     150,046,875
                    Total                                            920,059,375
------------------------------------------------------------------==============
Paper and Forest    Bowater Inc.+                      2,000,000     105,000,000
Products 4.09%      Champion International
                    Corp.                              1,500,000      86,718,750
                    Georgia-Pacific Group
                    7.50% Conv. Pfd.                   1,000,000      43,250,000
                    Georgia-Pacific Corp.
                    (Timber Group)                     3,000,000      71,625,000
                    International Paper Co.            2,000,000     105,250,000
                    Total                                            411,843,750
------------------------------------------------------------------==============
Publishing 1.57%    Dow Jones & Co. Inc.               2,564,575     157,721,363
------------------------------------------------------------------==============
Radio & TV
Broadcast 1.70%     CBS Corp.*                         3,500,000     170,843,750
------------------------------------------------------------------==============
Retail 1.01%        Wal-Mart Stores Inc.+              1,800,000     102,037,500
------------------------------------------------------------------==============
Telecommunications  Alltel Corp.+                      2,750,000     228,937,500
6.29%               Bell Atlantic Corp.                3,500,000     227,281,250
                    SBC Communications Inc.            3,500,000     178,281,250
                    Total                                            634,500,000
------------------------------------------------------------------==============
Telephone:          AT&T Corp.+                        4,500,000  $  210,375,000
Long Distance       MCI WorldCom Inc.*                 2,500,000     214,531,250
4.22%               Total                                            424,906,250
------------------------------------------------------------------==============
Tobacco .82%        Gallaher Group
                    plc ADR                            3,500,000      82,906,250
------------------------------------------------------------------==============
                    Total Investments in
                    Common Stocks and
                    Convertible Securities
                    (Cost $7,138,778,439)                          9,796,021,363
------------------------------------------------------------------==============
Short-term          American General Corp.
Investments 8.69%   5.32% due 11/1/1999             $ 22,920,000      22,920,000
                    Associates Corp.
                    5.32% due 11/1/1999               82,911,000      82,911,000

                    Dow ChemicalCo.
                    5.32% due 11/1/1999              163,553,000     163,553,000

                    Total                                            269,384,000
------------------------------------------------------------------==============
                    Other (See Note 5)                               606,910,767

------------------------------------------------------------------==============
                    Total Short-term Investments
                    (Cost $876,294,767)                              876,294,767
                    Total Investments 105.87%
                    (Cost $8,015,073,206)                         10,672,316,130

------------------------------------------------------------------==============
Cash and Receivables, Net of Liabilities (5.87%)                   (591,562,349)
================================================================================
Net Assets 100.00%                                               $10,080,753,781
================================================================================

                    Class A Shares-Net asset value
                    ($9,307,645,513 / 573,941,042
                    shares outstanding)                                   $16.22
                    Maximum offering price
                    (net asset value plus sales charge
                    of 5.75% of the offering price)                       $17.21
                    Class B Shares-Net asset value
                    ($524,973,707 / 32,354,165
                    shares outstanding)                                   $16.23

                    Class C Shares-Net asset value
                    ($197,439,656 / 12,168,544
                    shares outstanding)                                   $16.23

                    Class P Shares-Net asset value
                    ($2,046,305 / 126,369
                    shares outstanding)                                   $16.19

                    Class Y Shares-Net asset value
                    ($48,648,600 / 2,994,013
                    shares outstanding)                                   $16.25

                    +    Securities  (or a portion of  securities)  on loan. See
                         Note 5.

                    *    Non-income producing security.

                    **Restricted security under Rule 144A.

                     ADR American Depository Receipt.
                     See Notes to Financial Statements.

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended October 31, 1999.


Portfolio Changes


Additions


Ace Ltd.
Aegon NV ADR
AlliedSignal Inc.
Apple Computer Inc.
Atlantic Richfield Co.
Dow Chemical Co.
Georgia-Pacific Group 7.50% Conv. Pfd.
Honeywell Inc.
International Paper Co.
Marsh McLennan Cos. Inc.
MediaOneGroup Inc.
Minnesota Mining & Manufacturing Co.
Oracle Corp.
Phelps Dodge Corp.
Raytheon Co. Class B
Seagram Co. Ltd. 7.50% Conv. Pfd.
Texas Utilities 9.25% Conv. Pfd.
The Coastal Corp.
The Coastal Corp. 6.625% Conv. Pfd.



--------------------------------------------------------------------------------
Eliminations



Aetna Inc.
Aetna Inc. $4.758 Conv. Pfd.
Comcast Corp.Conv. 3.35% 5/15/29
ConAgra Inc.
Eastman Kodak Co.
First UnionCorp.
Jefferson-Pilot Corp.
May Department Stores Co.
Ralston Purina Co.
Waste Management Inc.
VFCorp.
Xerox Corp.

              Statement of Operations


Investment Income                                                                 Year Ended October 31, 1999
-------------------------------------------------------------------------------------------------------------
Income        Dividends                                                                        $  182,302,729
              Interest                                                                             19,083,208
              Foreign taxes withheld                                                                 (100,000)
              Total income                                                                        201,285,937
              -----------------------------------------------------------------------------------------------
Expenses      Management fee                                                                       29,829,606
              12b-1 distribution plan-Class A                                                      27,926,819
              12b-1 distribution plan-Class B                                                       4,281,069
              12b-1 distribution plan-Class C                                                       1,584,742
              12b-1 distribution plan-Class P                                                           9,131
              Shareholder servicing                                                                 9,042,477
              Reports to shareholders                                                                 607,178
              Registration                                                                            359,169
              Directors' fees                                                                         345,965
              Professional                                                                            289,504
              Other                                                                                   896,912
              Total expenses before reductions                                                     75,172,572
             ------------------------------------------------------------------------------------------------
              Expense reductions                                                                     (917,037)
             ------------------------------------------------------------------------------------------------
              Net expenses                                                                         74,255,535
             ------------------------------------------------------------------------------------------------
              Net investment income                                                               127,030,402
             ------------------------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments
-------------------------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                                  1,108,589,813
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                              499,850,810
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                 1,608,440,623
-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                           $1,735,471,025
=============================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                      Year Ended      Year Ended
                                                                                                     October 31,      October 31,
Increase in Net Assets                                                                                      1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                               $  127,030,402   $  135,559,651
              Net realized gain from investment transactions                                       1,108,589,813      556,373,895
              Net change in unrealized appreciation of investments                                   499,850,810       78,452,439
---------------------------------------------------------------------------------------------------------------------------------

              Net increase in net assets resulting from operations                                 1,735,471,025      770,385,985
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                    -           40,491
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                               (137,028,835)    (143,194,800)
              Class B                                                                                 (3,320,304)      (2,266,183)
              Class C                                                                                 (1,232,723)        (863,613)
              Class P                                                                                    (27,346)         (19,753)
              Class Y                                                                                   (760,283)        (172,653)
              -------------------------------------------------------------------------------------------------------------------

              Total                                                                                 (142,369,491)    (146,517,002)
              -------------------------------------------------------------------------------------------------------------------
Distributions   to   shareholders   from  net  realized  gain  from   investment
transactions:
              Class A                                                                               (524,634,632)    (701,757,786)
              Class B                                                                                (20,854,149)     (14,611,561)
              Class C                                                                                 (7,962,546)      (5,544,532)
              Class P                                                                                   (117,804)               -
              Class Y                                                                                 (2,155,302)               -
              -------------------------------------------------------------------------------------------------------------------

              Total                                                                                 (555,724,433)    (721,913,879)
              -------------------------------------------------------------------------------------------------------------------

              Total distributions                                                                   (698,093,924)    (868,430,881)
Capital share transactions:
              Net proceeds from sale of shares                                                       911,822,030      930,460,852
              Net asset value of shares issued in reinvestment of dividends and distributions        576,481,381      704,773,197
              -------------------------------------------------------------------------------------------------------------------

              Total                                                                                1,488,303,411    1,635,234,049
              -------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                             (965,529,945)    (714,380,526)
              -------------------------------------------------------------------------------------------------------------------

              Increase in net assets derived from capital share transactions                         522,773,466      920,853,523
              -------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                             1,560,150,567      822,849,118
---------------------------------------------------------------------------------------------------------------------------------

Net Assets
              Beginning of year                                                                    8,520,603,214    7,697,754,096
              -------------------------------------------------------------------------------------------------------------------
              End of year (including undistributed net investment income of
              $12,690,368 and $28,029,457, respectively)                                         $10,080,753,781   $8,520,603,214
              ===================================================================================================================

              See Notes to Financial Statements.

      Financial Highlights

                                                                                                                    Class A Shares
                                                                        ------------------------------------------------------------

                                                                                                            Year Ended October 31,
Per Share Operating Performance:                                           1999        1998         1997        1996          1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                       $14.56       $14.84      $13.02      $11.98        $11.03
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                               .21(e)         .24         .30         .30            .32
      Net realized and unrealized gain on investments                      2.64         1.14        2.85        2.23           1.70
      Total from investment operations                                     2.85         1.38        3.15        2.53           2.02
      ------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                                 (.24)        (.27)       (.30)       (.30)         (.30)
      Distributions from net realized gain                                 (.95)       (1.39)      (1.03)      (1.19)         (.77)
      Total distributions                                                 (1.19)       (1.66)      (1.33)      (1.49)        (1.07)
     -------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                             $16.22       $14.56      $14.84      $13.02        $11.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                           20.69%       10.27%      25.80%      23.23%        20.46%
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                           .74%         .63%        .65%        .66%          .63%
      Net investment income                                                1.36%        1.64%       2.15%       2.61%         2.90%
      ==============================================================================================================================

                                                                    Class B Shares                                 Class C Shares
                                             -------------------------------------------  -----------------------------------------

                                                               Year Ended      8/1/96(c)                    Year Ended  8/1/96(c)
                                                              October 31,     to                            October 31,       to
Per Share Operating Performance:               1999       1998       1997     10/31/96        1999      1998      1997   10/31/96
----------------------------------------------------------------------------------------   ----------------------------------------
Net asset value, beginning of year           $14.56     $14.84     $13.03     $11.88         $14.56    $14.84   $13.02    $11.88
----------------------------------------------------------------------------------------   ----------------------------------------
      Income from investment operations
      Net investment income                    .10(e)      .14        .20       .060            .10(e)    .14      .22       .062
      Net realized and unrealized gain
      on investments                           2.65       1.12       2.84      1.142           2.65      1.12     2.83      1.130
      Total from investment operations         2.75       1.26       3.04      1.202           2.75      1.26     3.05      1.192
      ----------------------------------------------------------------------------------   ----------------------------------------
      Distributions
      Dividends from net investment income    (.13)       (.15)      (.20)     (.052)          (.13)     (.15)    (.20)     (.052)
      Distributions from net realized gain    (.95)      (1.39)     (1.03)      -              (.95)    (1.39)   (1.03)       -
      Total distributions                     (1.08)     (1.54)     (1.23)     (.052)         (1.08)    (1.54)   (1.23)     (.052)
      -----------------------------------------------------------------------------------   ---------------------------------------
Net asset value, end of year                 $16.23     $14.56     $14.84    $13.03          $16.23    $14.56   $14.84    $13.02
Total Return(a)                               19.87%      9.41%     24.78%    10.15%(d)       19.80%     9.41%   24.88%    10.07%(d)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                              1.43%      1.38%      1.42%      .34%(d)        1.43%     1.40%    1.34%      .33%(d)
      Net investment income                    .66%        .87%      1.19%      .27%(d)         .66%      .85%    1.28%      .25%(d)
      =============================================================================================================================

      Financial Highlights


                                                                              Class P Shares                       Class Y Shares
                                                                 ---------------------------------    ------------------------------

                                                                        Year Ended     12/8/97(c)       Year Ended        3/27/98(c)
Per Share Operating Performance:                                  October 31, 1999    to 10/31/98      October 31, 1999  to 10/31/98
---------------------------------------------------------------------------------------------------   -----------------------------
Net asset value, beginning of year                                          $14.53       $14.24              $14.57      $15.44
---------------------------------------------------------------------------------------------------   -----------------------------
      Income from investment operations
      Net investment income                                                    .19(e)       .18                 .26(e)      .15
      Net realized and unrealized gain (loss) on investments                  2.63          .27                2.65        (.89)
      Total from investment operations                                        2.82          .45                2.91        (.74)
      ---------------------------------------------------------------------------------------------   -----------------------------
      Distributions
      Dividends from net investment income                                    (.21)        (.16)               (.28)       (.13)
      Distributions from net realized gain                                    (.95)          -                 (.95)         -
      Total distributions                                                    (1.16)        (.16)              (1.23)       (.13)
---------------------------------------------------------------------------------------------------   -----------------------------
Net asset value, end of year                                                $16.19       $14.53              $16.25      $14.57
---------------------------------------------------------------------------------------------------   -----------------------------
Total Return(a)                                                              20.51%        3.21%(d)           21.15%      (4.77)%(d)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                              .88%         .76%(d)             .43%        .24%(d)
      Net investment income                                                   1.22%        1.21%(d)            1.67%       1.03%(d)
      =============================================================================================================================




                                                                                                           Year Ended October 31,
Supplemental Data for All Classes:                                  1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)                          $10,080,754    $8,520,603    $7,697,754    $6,100,665    $4,964,525
      Portfolio turnover rate                                      62.30%        56.49%        46.41%        47.06%        53.84%
----------------------------------------------------------------------------------------------------------------------------------

     (a)Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (b)The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement. (c)Commencement of offering respective class shares. (d)Not annualized. (e)Calculated using average shares outstanding during the period. See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies
Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company:

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to November 1, 1998, the Company followed the accounting practice of equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective November 1, 1998, the Fund discontinued the use of equalization. Discontinuing the use of equalization results in a simpler and more meaningful financial statement presentation.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2 1/45 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million. At October 31, 1999, the Company had a management fee payable in the amount of $2,625,947.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan. At October 31, 1999, the Company had 12b-1 fees payable in the amount of $6,000,756.

The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with the Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Balanced Series in proportion to the average daily value of shares owned by the Balanced Series. Other expenses include approximately $127,000 accrued pursuant to this Servicing Arrangement.

Distributor received $2,656,174 representing payment of commissions on sales of Class A shares after deducting $16,074,161 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain as of October 31, 1999 for financial reporting purposes aggregated $1,106,502,089.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

Distributions declared on November 17, 1999 and paid on November 26, 1999 to shareholders of record as of November 17, 1999 were as follows:



                                           Rate Per           Aggregate
Net Investment Income                         Share              Amount
--------------------------------------------------------------------------------
Class A                                          $0.060      $34,391,257
Class B                                           0.034        1,110,596
Class C                                           0.034          422,362
Class P                                           0.056            7,078
Class Y                                           0.074          223,379
--------------------------------------------------------------------------------


                                           Rate Per           Aggregate
Capital Gains                                 Share              Amount
--------------------------------------------------------------------------------
Class A                                          $1.76   $1,008,810,197
Class B                                           1.76       57,489,704
Class C                                           1.76       21,863,435
Class P                                           1.76          222,441
Class Y                                           1.76        5,312,792
--------------------------------------------------------------------------------

4. Capital
The Company has authorized 1.5 billion shares of $.001 par value capital stock designated as follows: 1.15 billion shares Class A, 100 million shares Class B, 100 million shares Class C, 75 million shares Class P and 75 million shares Class Y. Paid in capital amounted to $6,304,318,400 as of October 31, 1999. Transactions in shares of capital stock were as follows:


                            Year Ended                  Year Ended
                       October 31, 1999           October 31, 1998
--------------------------------------------------------------------------------
Class A                Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares       39,694,036  $  618,554,913   44,496,423   $647,321,212
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         37,601,360     541,579,692   50,482,142    682,391,630
Total                 77,295,396   1,160,134,605   94,978,565  1,329,712,842
--------------------------------------------------------------------------------
Shares reacquired    (56,461,608)   (876,717,900)  (46,371,906)(672,172,411)
Increase              20,833,788  $  283,416,705    48,606,659  $657,540,431
--------------------------------------------------------------------------------


                             Year Ended                 Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class B              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares    12,120,448 $189,940,250   12,095,054 $176,522,488
Shares issued to
shareholders in
reinvestment of
dividends and
distributions       1,605,000   23,100,835    1,191,014   16,111,114
Total              13,725,448  213,041,085   13,286,068  192,633,602
--------------------------------------------------------------------------------
Shares reacquired  (3,055,952) (47,511,701)  (1,852,596) (26,707,944)
Increase           10,669,496 $165,529,384   11,433,472 $165,925,658
--------------------------------------------------------------------------------


                             Year Ended                 Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class C              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares     5,202,798  $81,918,057    4,987,808 $ 72,979,231
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         607,399    8,739,598      449,243    6,084,002
Total               5,810,197   90,657,655    5,437,051   79,063,233
--------------------------------------------------------------------------------
Shares reacquired  (1,914,461) (29,737,368)  (1,074,218) (15,311,549)
Increase            3,895,736  $60,920,287    4,362,833 $ 63,751,684
--------------------------------------------------------------------------------


                                                  December 8, 1997
                                                     (Commencement
                                                       of Offering
                             Year Ended         Class P Shares) to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class P              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares      27,936    $ 430,275      136,502   $1,953,673
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        10,124      145,672        1,376       19,466
Total                38,060      575,947      137,878    1,973,139
--------------------------------------------------------------------------------
Shares reacquired   (36,342)    (578,481)     (13,227)    (188,622)
Increase              1,718    $  (2,534)     124,651   $1,784,517
--------------------------------------------------------------------------------


                                                    March 27, 1998
                                                     (Commencement
                                                       of Offering
                             Year Ended         Class Y Shares) to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class Y              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares   1,351,162 $ 20,978,535    2,136,585  $31,684,248
Shares issued to
shareholders in
reinvestment of
dividends and
distributions       200,651    2,915,584       11,916      166,985
Total             1,551,813   23,894,119    2,148,501   31,851,233
--------------------------------------------------------------------------------
Shares reacquired  (706,301) (10,984,495)           -            -
Increase            845,512 $ 12,909,624    2,148,501  $31,851,233
--------------------------------------------------------------------------------

5. Portfolio Securities

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of October 31, 1999, the value of securities loaned was $603,007,402. These loans were collateralized by cash of $606,138,841. Income from securities lending of $917,976 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term securities) aggregated $5,827,981,059 and $5,953,806,537, respectively. As of October 31, 1999, unrealized appreciation based on cost for federal income tax purposes aggregated $2,657,242,924, of which $2,809,039,367 related to appreciated securities and $(151,796,443) related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors` Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable on October 31, 1999 were $2,751,941.

7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999 the fee increased to an annual rate of 0.09%. There were no loans outstanding pursuant to this Facility as of October 31, 1999, nor was the Facility utilized at any time during the year.

9. Subsequent Event

On December 15, 1999, the Company acquired all the net assets of Real Silk Investments, Incorporated ("Real Silk") pursuant to a plan of merger. The merger was accomplished by a tax-free exchange of 8,900,457 Class A shares of the Company valued at $131,459,455 for 164,683 shares of Real Silk.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett  Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of October 31, 1999, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective periods, presented in conformity with generally accepted accounting principles.

[GRAPHIC OMITTED]

Deloitte & Touche LLP
New York, New York
December 17, 1999


  Our Management

  Board of Directors
  Robert S. Dow
  E. Thayer Bigelow*
  William H.T. Bush*+
  Robert B. Calhoun, Jr.*
  Stewart S. Dixon*+
  John C. Jansing*+
  C. Alan MacDonald*
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+
* Outside Director
+ Audit Committee

  Officers
  Robert S. Dow, Chairman and President
  W. Thomas Hudson, Jr., Executive Vice
  President and Portfolio Manager
  Paul A. Hilstad, Vice President
  and Secretary
  Daniel E. Carper, Vice President
  Robert G. Morris, Vice President
  Eli M. Salzmann, Vice President
  John J. Walsh, Vice President
  Lawrence H. Kaplan, Vice President
  and Assistant Secretary
  A. Edward Oberhaus III, Vice President
  Joan A. Binstock, Vice President
  Tracie E. Richter, Vice President
  Donna McManus, Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Wilmer, Cutler & Pickering
  Washington, DC

Copyright(C)1999 by Lord Abbett Affiliated Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203 This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.

Lord, Abbett & Co.

Portfolio
Manager
Profile

[PHOTO]

W. Thomas Hudson, Jr.
Partner and Investment Team Leader
Lord Abbett Affiliated Fund







W. Thomas Hudson, Jr., Partner and Investment Team Leader of Lord Abbett Affiliated Fund, joined the Firm in 1982, and has over 32 years of professional experience in the financial services industry. During his tenure with Lord Abbett, Mr. Hudson has served as Director of Research, Portfolio Manager of the COVA Variable Annuity Growth and Income Portfolio and Portfolio Manager of the American Skandia Lord Abbett Growth and Income Portfolio.

Mr. Hudson holds a BS in Finance and Accounting from St. Mary`s College in California.

About Your Fund's
        Board of
        Directors


The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

E. Thayer Bigelow, Jr.
Director-Lord Abbett
Affiliated Fund

[PHOTO]


Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Virginia's Darden Business School. He is currently Senior Advisor at Time Warner Inc. Prior to that, he was acting CEO of Courtroom Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors of Crane Co. He has been an independent director for all of Lord Abbett's Family of Funds since 1994.

                           Investing in the
         Lord Abbett
                       Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Developing       Research Fund -   Research Fund -  Balanced       World Bond-           National       U. S. Government
 Growth Fund*     Small-Cap Value   Large-Cap        Series***      Debenture Series      California     Securities Money
                  Series            Series                          Global Fund -         Connecticut    Market Fund +++
                  Alpha Series**    Growth &                        Income Series         Florida
                  International     Income Series                   High Yield Fund       Georgia
                  Series            Affiliated Fund                 Bond-Debenture        Hawaii
                  Mid-Cap                                           Fund                  Michigan
                  Value Fund                                        Limited Duration      Minnesota
                  Growth                                            U. S. Government      Missouri
                  Opportunities                                     Securities Series+    New Jersey
                  Fund                                              U. S. Government)     New York
                  Global Fund -                                     Securities Series+    Pennsylvania
                  Equity Series                                                           Texas
                                                                                          Washington

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
 Visit Our Web Site:
www.lordabbett.com

* Lord Abbett Developing Growth Fund Class A, B and C closed to new investors on 9/30/99.

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

*** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO]

LAA-2-1099
(12/99)